U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(D) Of The Securities Exchange Act Of 1934

Date of Report (Date of Earliest Event Reported): August 23, 2012

China Liaoning Dingxu Ecological Agriculture Development, Inc.
(Exact name of small business issuer as specified in its charter)

Commission File No. 333-170480

Nevada	80-0638212
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Room 2119 Mingyong Building, No. 60 Xian Road.
Shahekou District, Dalian, China 116021
(Address of Principal Executive Offices)

0086-13909840703
(Issuer’s telephone number)

Copy of Communications To:

Bernard & Yam, LLP
Attn: Bin Zhou, Esq.
401 Broadway, Suite 1708
New York, NY 10013
Phone: 212-219-7783
Facsimile: 212-219-3604

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

On August 23, 2012, China Liaoning Dingxu Ecological Agriculture Development, Inc.(“Company”) engaged  M&K CPAS, PLLC (“M&K”) as its principal accountant to audit the Company's financial statements.  M&K was the Company’s independent registered public accounting firm during the fiscal year ended September 30, 2011 and the period from August 19, 2010 to September 30, 2010. During the fiscal years ended September 30, 2011, the period from August 19, 2010 to September 30, 2010 and the interim period through December 6, 2011, the reports of M&K for the year ended September 30, 2011 and the period from August 19, 2010 to September 30, 2010 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than going concern.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Realgold International, Inc.

By:	/s/ Chin Yung Kong
Chin Yung Kong
CEO, CFO

Date: August 24, 2012